GREENWICH CAPITAL

November 9, 2001


Mr. Greg Sullivan
Chief Executive Officer
Ugly Duckling Corporation
4020 East Indian School Road
Phoenix, AZ 85018

Dear Greg:

By execution of this letter and upon receipt of a $10,000 waiver fee, Greenwich Capital Financial Products, Inc. ("Greenwich") hereby grants Ugly Duckling Corporation and its related subsidiaries a waiver of the Cashflow Interest Coverage Ratio contained in Section 7.15(c) of the Ugly Duckling Corporation Master Loan and Security Agreement dated April 13. 2001 (the "Agreement") for the quarter ended September 30, 2001.

Except as expressly amended hereby, the Agreement shall remain in full force and
effect  in  accordance  with  its  terms,  without  any  waiver,   amendment  or
modification of any provision thereof.

Sincerely,

GREENW1CH CAPITAL FINANCIAL PRODUCTS, INC.


/S/ IRA J. PLATT
    ----------------------------------------------------------
Ira J. Platt
Senior Vice President












Greenwich Capital Financial Products. Inc. 600 Steamboat Road Greenwich, Connecticut 06830 Telephone {203) 62S-2100